Eric Steigerwalt Executive Vice President The Americas – Retail FINANCIALS SUMMIT 2012 Exhibit 99.1

Safe Harbor Statement

These materials may contain or incorporate by reference information that includes or is based upon forward-looking statements within the meaning of the Private
Securities Litigation Reform Act of 1995. Forward-looking statements give expectations or forecasts of future events. These statements can be identified by the fact that they do not relate strictly to historical or current facts. They use words such as “anticipate,” “estimate,” “expect,” “project,” “intend,” “plan,” “believe” and other words and terms of similar meaning in connection with a discussion of future operating or financial performance. In particular, these include statements relating to future actions, prospective services or products, future performance or results of current and anticipated services or products, sales efforts, expenses, the outcome of contingencies such as legal proceedings, trends in operations and financial results.
Any or all forward-looking statements may turn out to be wrong. They can be affected by inaccurate assumptions or by known or unknown risks and uncertainties.
Many such factors will be important in determining the actual future results of MetLife, Inc., its subsidiaries and affiliates. These statements are based on current expectations and the current economic environment. They involve a number of risks and uncertainties that are difficult to predict. These statements are not guarantees of future performance. Actual results could differ materially from those expressed or implied in the forward-looking statements. Risks, uncertainties, and other factors that might cause such differences include the risks, uncertainties and other factors identified in MetLife, Inc.’s filings with the U.S. Securities and
Exchange Commission (the “SEC”). These factors include: (1) difficult conditions in the global capital markets; (2) concerns over U.S. fiscal policy and the “fiscal cliff” in the U.S., as well as rating agency downgrades of U.S. Treasury securities; (3) uncertainty about the effectiveness of governmental and regulatory actions to stabilize the financial system, the imposition of fees relating thereto, or the promulgation of additional regulations; (4) increased volatility and disruption of the capital and credit markets, which may affect our ability to seek financing or access our credit facilities; (5) impact of comprehensive financial services regulation reform on us; (6) economic, political, legal, currency and other risks relating to our international operations, including with respect to fluctuations of exchange rates;
(7) exposure to financial and capital market risk, including as a result of the disruption in Europe and possible withdrawal of one or more countries from the Euro zone; (8) changes in general economic conditions, including the performance of financial markets and interest rates, which may affect our ability to raise capital, generate fee income and market-related revenue and finance statutory reserve requirements and may require us to pledge collateral or make payments related to declines in value of specified assets; (9) potential liquidity and other risks resulting from our participation in a securities lending program and other transactions;
(10) investment losses and defaults, and changes to investment valuations; (11) impairments of goodwill and realized losses or market value impairments to illiquid assets; (12) defaults on our mortgage loans; (13) the defaults or deteriorating credit of other financial institutions that could adversely affect us; (14) our ability to address unforeseen liabilities, asset impairments, or rating actions arising from acquisitions or dispositions, including our acquisition of American Life Insurance
Company and Delaware American Life Insurance Company (collectively, “ALICO”) and to successfully integrate and manage the growth of acquired businesses with minimal disruption; (15) uncertainty with respect to the outcome of the closing agreement entered into with the United States Internal Revenue Service in connection with the acquisition of ALICO; (16) the dilutive impact on our stockholders resulting from the settlement of common equity units issued in connection with the acquisition of ALICO or otherwise; (17) MetLife, Inc.’s primary reliance, as a holding company, on dividends from its subsidiaries to meet debt payment obligations and the applicable regulatory restrictions on the ability of the subsidiaries to pay such dividends; (18) downgrades in our claims paying ability, financial strength or credit ratings; (19) ineffectiveness of risk management policies and procedures; (20) availability and effectiveness of reinsurance or indemnification arrangements, as well as default or failure of counterparties to perform; (21) discrepancies between actual claims experience and assumptions used in setting prices for our products and establishing the liabilities for our obligations for future policy benefits and claims; (22) catastrophe losses; (23) heightened competition, including with respect to pricing, entry of new competitors, consolidation of distributors, the development of new products by new and existing competitors, distribution of amounts available under U.S. government programs, and for personnel; (24) unanticipated changes in industry trends; (25) changes in assumptions related to investment valuations, deferred policy acquisition costs, deferred sales inducements, value of business acquired or goodwill;

Safe Harbor Statement (Continued)

26) changes in accounting standards, practices and/or policies; (27) increased expenses relating to pension and postretirement benefit plans, as well as health care and other employee benefits; (28) exposure to losses related to variable annuity guarantee benefits, including from significant and sustained downturns or extreme volatility in equity markets, reduced interest rates, unanticipated policyholder behavior, mortality or longevity, and the adjustment for nonperformance risk;
(29) deterioration in the experience of the “closed block” established in connection with the reorganization of Metropolitan Life Insurance Company; (30) adverse results or other consequences from litigation, arbitration or regulatory investigations; (31) inability to protect our intellectual property rights or claims of infringement of the intellectual property rights of others; (32) discrepancies between actual experience and assumptions used in establishing liabilities related to other contingencies or obligations; (33) regulatory, legislative or tax changes relating to our insurance, banking, international, or other operations that may affect the cost of, or demand for, our products or services, or increase the cost or administrative burdens of providing benefits to employees; (34) the effects of business disruption or economic contraction due to disasters such as terrorist attacks, cyberattacks, other hostilities, or natural catastrophes, including any related impact on our disaster recovery systems, cyber- or other information security systems and management continuity planning; (35) the effectiveness of our programs and practices in avoiding giving our associates incentives to take excessive risks; and (36) other risks and uncertainties described from time to time in MetLife, Inc.’s filings with the SEC.
MetLife, Inc. does not undertake any obligation to publicly correct or update any forward-looking statement if MetLife, Inc. later becomes aware that such statement is not likely to be achieved. Please consult any further disclosures MetLife, Inc. makes on related subjects in reports to the SEC.
.

Explanatory Note on Non-GAAP Financial Information
All references in this presentation (except in this Explanatory Note on Non-GAAP Financial Information slide) to operating earnings, premiums, fees and other revenues and operating return on equity, should be read as operating earnings available to common shareholders, premiums, fees and other revenues (operating) and operating return on MetLife, Inc.’s common equity, excluding accumulated other comprehensive income (“AOCI”), respectively.
Operating earnings is the measure of segment profit or loss that MetLife uses to evaluate segment performance and allocate resources.
Consistent with accounting principles generally accepted in the United States of America ("GAAP") accounting guidance for segment reporting, operating earnings is MetLife's measure of segment performance. Operating earnings is also a measure by which MetLife senior management's and many other employees' performance is evaluated for the purposes of determining their compensation under applicable compensation plans.
Operating earnings is defined as operating revenues less operating expenses, both net of income tax.  Operating earnings available to common shareholders is defined as operating earnings less preferred stock dividends.
Operating revenues and operating expenses exclude results of discontinued operations and other businesses that have been or will be sold or exited by MetLife, Inc. (“Divested Businesses”).  Operating revenues also excludes net investment gains (losses) (“NIGL”) and net derivative gains (losses) (“NDGL”).
The following additional adjustments are made to GAAP revenues, in the line items indicated, in calculating operating revenues:
• Universal life and investment-type product policy fees excludes the amortization of unearned revenue related to NIGL and NDGL and certain variable annuity guaranteed minimum income benefits ("GMIB") fees ("GMIB Fees");
• Net investment income: (i) includes amounts for scheduled periodic settlement payments and amortization of premium on derivatives that are hedges of investments but do not qualify for hedge accounting treatment, (ii) includes income from discontinued real estate operations,
(iii) excludes post-tax operating earnings adjustments relating to insurance joint ventures accounted for under the equity method, (iv)
excludes certain amounts related to contractholder-directed unit-linked investments, and (v) excludes certain amounts related to securitization entities that are variable interest entities ("VIEs") consolidated under GAAP; and
• Other revenues are adjusted for settlements of foreign currency earnings hedges.

Explanatory Note on Non-GAAP Financial Information
(Continued)
The following additional adjustments are made to GAAP expenses, in the line items indicated, in calculating operating expenses:
• Policyholder benefits and claims and policyholder dividends excludes: (i) changes in the policyholder dividend obligation related to NIGL and
NDGL, (ii) inflation-indexed benefit adjustments associated with contracts backed by inflation-indexed investments and amounts associated with periodic crediting rate adjustments based on the total return of a contractually referenced pool of assets, (iii) benefits and hedging costs related to GMIBs ("GMIB Costs"), and (iv) market value adjustments associated with surrenders or terminations of contracts ("Market Value
Adjustments");
• Interest credited to policyholder account balances includes adjustments for scheduled periodic settlement payments and amortization of premium on derivatives that are hedges of policyholder account balances but do not qualify for hedge accounting treatment and excludes amounts related to net investment income earned on contractholder-directed unit-linked investments;
• Amortization of deferred policy acquisition costs (“DAC”) and value of business acquired ("VOBA") excludes amounts related to: (i) NIGL and
NDGL, (ii) GMIB Fees and GMIB Costs, and (iii) Market Value Adjustments;
• Amortization of negative VOBA excludes amounts related to Market Value Adjustments;
• Interest expense on debt excludes certain amounts related to securitization entities that are VIEs consolidated under GAAP; and
• Other expenses excludes costs related to: (i) noncontrolling interests, (ii) implementation of new insurance regulatory requirements, and (iii)
acquisition and integration costs.
Operating return on MetLife, Inc. common equity is defined as operating earnings available to common shareholders divided by average GAAP common equity.
MetLife believes the presentation of operating earnings and operating earnings available to common shareholders as MetLife measures it for management purposes enhances the understanding of the company's performance by highlighting the results of operations and the underlying profitability drivers of the business. Operating revenues, operating expenses, operating earnings, operating earnings available to common shareholders, operating earnings available to common shareholders per diluted common share, book value per common share, excluding AOCI, book value per diluted common share, excluding AOCI, operating return on MetLife, Inc.’s common equity, operating return on MetLife, Inc.’s common equity, excluding AOCI, investment portfolio gains (losses) and derivative gains (losses) should not be viewed as substitutes for the following financial measures calculated in accordance with GAAP: GAAP revenues, GAAP expenses, GAAP income (loss) from continuing operations, net of income tax, GAAP net income (loss) available to MetLife, Inc.'s common shareholders, GAAP net income (loss) available to
MetLife, Inc.'s common shareholders per diluted common share, book value per common share, book value per diluted common share, return on
MetLife, Inc.’s common equity, return on MetLife, Inc.’s common equity, excluding AOCI, net investment gains (losses) and net derivative gains
(losses), respectively.

Explanatory Note on Non-GAAP Financial Information
(Continued)
For the historical periods presented, reconciliations of non-GAAP measures used in this presentation to the most directly comparable GAAP measures are included in the presentation materials where applicable and are on the Investor Relations portion of our Internet website.
Additional information about our historical results is also available on our Internet website in our Quarterly Financial Supplements for the corresponding periods.
The non-GAAP measures used in this presentation should not be viewed as substitutes for the most directly comparable GAAP measures.
In this presentation, we sometimes refer to sales activity for various products. These sales statistics do not correspond to revenues under
GAAP, but are used as relevant measures of business activity.
In this presentation, we provide guidance on our future earnings, premiums, fees and other revenues, and return on common equity on an operating or non-GAAP basis.  A reconciliation of the non-GAAP measures to the most directly comparable GAAP measures is not accessible on a forward-looking basis because we believe it is not possible to provide other than a range of net investment gains and losses and net derivative gains and losses, which can fluctuate significantly within or without the range and from period to period and may have a significant impact on GAAP net income.

Positioned to Deliver Shareholder Value
Global
Presence
Leadership positions in large established markets
Strong and growing presence in high growth
markets with favorable demographics and high
margins
Brand
Well established and expanding brand to drive
preference for our products
Diversified
Products &
Distribution
Broad and diverse products and distribution
channels to meet customer needs worldwide
Financial
Strength
Solid balance sheet and strong risk management
Strong capital generation

Expanding ROE in a Challenging Environment
Emerging market growth
Significant margin
improvement, including
$600M pre-tax expense
saves
Shift from market
sensitive to protection
products improves risk
profile and free cash flow

1
Assumes 5% annual appreciation in S&P 500 Index.
See Explanatory Note on Non-GAAP Financial Information slide. Return on MetLife, Inc.’s common equity for 2011 was 12.8% (Pre-DAC) and 12.2% (Post-DAC); Return on MetLife,
Inc.’s common equity (excluding AOCI) for 2011 was 13.8% (Pre-DAC) and 13.2% (Post-DAC); Operating return on MetLife, Inc.’s common equity for 2011 was 10.2% (Pre-DAC) and
9.5% (Post-DAC) and Operating return on MetLife, Inc.’s common equity (excluding AOCI) for 2011 was 11.0% (Pre-DAC) and 10.3% (Post-DAC).
12%
-
14%
1
10.3%
11.0%
2011
(Pre-DAC)
2011
(Post-DAC)
2016
Target
~300 bps of ROE Expansion

9 Refocus U.S. Business and Grow Profitably Manage mature businesses for cash flow Shift mix away from capital intensive products Invest in Voluntary/Worksite and Direct Drive margin improvement

2011 ROE
> 15% 10 - 15% < 10%
Whole Life UL Annuities
Term Life VUL

Retail, Contributing to the Strategy
–
Traditional: Whole & Term
–
Universal
–
Variable Universal
–
Fixed
–
Immediate
–
Variable
Retail
Annuity Life
See Explanatory Note on Non-GAAP Financial Information slide.

VA’s – Manage Risk, Profitability & Growth
Well diversified block
– Over time - never stopped writing
– By channel
Proven risk management practices
– Product design
– Hedging
2012 Variable Annuity sales $17.5B to $18.5B
– Plan developed based on self funding levels
– Approximately 35% reduction from 2011 sales

See Explanatory Note on Non-GAAP Financial Information slide.

Variable Annuities In-Force Block – an Attractive Profile
Net amount at
risk = $3.3B
1
Over one-third of our
VA block has no living
benefits
Upside potential of
market and interest rate
improvements

1
At annuitization; as of June 30, 2012.
% of Variable Annuity Contract Value with GMIB
1
Guaranteed Minimum Income Benefits
77%
Not in the Money
23%
In the
Money

MetLife

Variable Annuity Account Balance
($ Millions)
35,000
30,000
25,000
20,000
15,000
10,000
5,000
0
1,600
1,400
1,200
1,000
800
600
S&P 500 Price as of
June 30, 2012 = 1,362
2000 & Prior
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
Issue Year
Without Living Benefits
With Living Benefits (not MAX)
GMIB Max
S&P 500 YE Close Price

Dollar Cost Averaged over Time 13 Source: S&P 500 year-end close price from Thomson One; 2012 price reflects close as of June 30, 2012.

Lower volatility
Floor of income
protection
Manage sales
volumes
GMIB MAX – Meeting Customer Needs

See Explanatory Note on Non-GAAP Financial Information slide.
($ in Billions)
MetLife U.S. Variable Annuity Sales
$15.3
$13.9
$15.4
$18.3
$28.4
$17.5 -
$18.5
2007 2008 2009 2010 2011
2012P

GMIB MAX – Improved Risk Profile Protected Growth Strategy (“PGS”) funds provide more stable fee base More capital efficient Improved distribution of returns 15

GMIB MAX: Distribution of Returns
1. GMIB MAX (5% Rollup) launched on Jan 2, 2012. The pricing results were based on market conditions as of June 30, 2012. Incidences of ROIs reflected in the chart above are the results of roughly 1,000 stochastic scenarios observed.

GMIB MAX (5% Rollup)
> 15%
12% - 15%
10% - 12%
8% - 10%
0% - 8%
< 0%
95% of scenarios observed have positive
1
Return on Investment (ROI)
Distribution
ROIs

Leading franchise Rebalance risk and growth Improve profitability and operating ROE Retail: Manage Margins and Capital 17 See Explanatory Note on Non-GAAP Financial Information slide.